Series 1a Warrants Outstanding	12 Months Ended
Dec. 31, 2020
Subordinated Convertible Promissory Notes
8. Series 1a Warrants Outstanding
8.	Series 1a Warrants Outstanding

In connection with the issuance of 5,000,000 Series 1a Preferred Units in November, 2016, each Series 1a Preferred Member received Warrant Units to purchase from the Company, at any time after November 15, 2016 and on or prior to November 15, 2021, such number of Series 1a Preferred Units as such Series 1a Preferred Member shall request, up to an aggregate number of Series 1a Preferred Units not to exceed the product of 25% and the aggregate number of Series 1a Preferred Units then held by such Series 1a Preferred Member, which is 1,231,250 units at December 31, 2020. The exercise price for each Warrant Unit is $1.00, subject to adjustment for unit splits and combinations. The warrant has a 5-year term. The Company received total proceeds of $5,000,000 for the Series 1a Preferred Units and warrants which were allocated on a relative fair value basis to the Units and warrants resulting in a relative fair value of $4,381,199 and $618,801, respectively. The estimated fair value of the Series 1a Warrant Units is recorded as a separate component of members’ equity (deficit) in the accompanying financial statements. In 2020, 18,750 of the warrants were exercised for consideration of $18,750.

In connection with the Loan and Security Agreement, SVB also received Warrant Units to purchase, at any time after February 9, 2017 and prior to February 9, 2027, 187,978 Series 1a Preferred Units or the equivalent Series A Preferred Units had they purchased Series 1a Preferred Units, if Series A Preferred Units are issued, at an exercise price of $1.00 per unit. The estimated fair value of $104,630 of the Series 1a Warrant Units is recorded as a separate component of members’ equity (deficit) in the accompanying financial statements.